CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
OPERATING EXPENSES
General and administrative expenses	$ 3,719,176	$ 337,081
LOSS FROM OPERATIONS	(3,719,176)	(337,081)
OTHER INCOME (EXPENSE)
Interest expense	(233,969)	(522,610)
Impairment of investment	(150,000)	(50,000)
Total other income (expense)	(383,969)	(572,610)
NET LOSS	$ (4,103,145)	$ (909,691)
NET LOSS PER COMMON SHARE – Basic and diluted (in Dollars per share)	$ (12.55)	$ (5.55)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – Basic and diluted (in Shares)	326,834	163,846